FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 30, 2023, is entered into by and among MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined) as amended hereby.

A. WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of November 8, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B. WHEREAS, the Borrower has requested that the Lenders increase the Aggregate Commitment by $30,000,000 (the “Increased Commitment”) under Section 2.18 of the Credit Agreement and otherwise amend the Credit Agreement, in each case, as more fully set forth herein;

C. WHEREAS, each Lender party hereto (each, an “Increasing Lender”) desires to provide its pro rata share of the Increased Commitment; and

D. WHEREAS, on the terms and conditions set forth herein, the Administrative Agent and the Increasing Lenders are willing to amend the Credit Agreement to increase the Aggregate Commitment by the amount of the Increased Commitment and otherwise amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:

1.
Commitment Increase. On the First Amendment Effective Date (as defined below), the Commitment of each Increasing Lender shall be automatically increased by such Lender’s pro rata share of the Increased Commitment. After giving effect to this Amendment, the aggregate amount of the availability under Section 2.18(a) for additional commitments is $0.
2.
Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:
(a)
Section 1.01 of the Credit Agreement is amended by adding the following definition in proper alphabetical order:

“First Amendment Effective Date” means January 30, 2023.

(b)
Section 1.01 of the Credit Agreement is further amended by amending and restating the definition of “Aggregate Commitment” set forth therein in its entirety to read as follows:

“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, which, as of First Amendment Effective Date, equals $90,000,000, as such amount may be decreased from time to time pursuant to the terms hereof.

(c)
The Credit Agreement is further amended by amending and restating Schedule I (Lenders and Commitments) to the Credit Agreement in its entirety in the form of Schedule I (Lenders and Commitments) hereto.
3.
Conditions Precedent to Effectiveness. This Amendment shall be deemed to be effective when all of the following conditions precedent have been met as determined by the Administrative Agent in its sole discretion:
(a)
Documentation. The Administrative Agent shall have received:
(i)
a fully-executed copy of this Amendment, in form and substance acceptable to the Administrative Agent;
(ii)
a fully-executed fee letter (the “First Amendment Fee Letter”), by and between the Administrative Agent and the Borrower;
(iii)
a fully-executed Increase Request, substantially in the form of Exhibit F attached to the Credit Agreement, requesting the Increased Commitment;
(iv)
a certificate, signed by the chief financial officer of the Borrower, stating that on the First Amendment Effective Date (a) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, (b) no Default or Unmatured Default has occurred and is continuing, and (c) the Borrower and its Subsidiaries, taken as a whole, are Solvent;
(v)
a duly executed certificate of the Secretary of the Borrower, certifying (i) the vote of the board of directors of the Borrower authorizing and directing the execution and delivery of this Amendment and the other Loan Documents and all further agreements, instruments, certificates and other documents pursuant hereto and thereto to which the Borrower is a party; (ii) the names of the officers of the Borrower who are authorized to execute and deliver the Loan Documents and all other agreements, instruments, certificates and other documents to be delivered pursuant hereto and thereto to which the Borrower is a party, together with the true signatures of such officers (it being understood and agreed that the Administrative Agent may conclusively rely on such certificate until the Administrative Agent shall receive any further such certificate canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate) and (iii) copies of the articles of incorporation (certified by the Secretary of State or other appropriate governmental official, as applicable, with respect to each certificate of incorporation or formation) of the Borrower; and
(vi)
written opinion of the Borrower’s counsel, addressed to the Lenders, in form and substance acceptable to the Administrative Agent.
(b)
Representations and Warranties; no Default. The Borrower’s representations and warranties contained herein shall be true and correct and no Default or Unmatured Default shall have occurred and be continuing on the date hereof.
(c)
Fees. The Administrative Agent shall have received all fees owing to the Administrative Agent under the First Amendment Fee Letter, under the Credit Agreement and hereunder, including, without limitation, those set forth in Section 4 hereof.

4.
Fees and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of or incurred by the Administrative Agent, including but not limited to, reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment.
5.
Borrower Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that: (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) no Default or Unmatured Default exists after giving effect to this Amendment, (c) this Amendment and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, (d) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date and (e) the execution and delivery of this Amendment will not contravene or result in a violation of any material contract or agreement to which the Borrower is a party.
6.
Ratification. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Credit Agreement and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to their terms. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. The Borrower acknowledges and expressly agrees that the Administrative Agent and each Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.
7.
Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Wisconsin, but giving effect to federal laws applicable to national banks.
8.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
9.
Miscellaneous.
(a)
Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

(b)
Entire Agreement. This Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties hereto relating to the subject matter hereof and thereof other than the First Amendment Fee Letter.
(c)
Severability of Provisions. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction.
(d)
Successors and Assigns. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement.
(e)
Joint Construction. The parties acknowledge and agree that this Amendment shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of this Amendment.
(f)
Incorporation. This Amendment shall form a part of the Credit Agreement, and all references to the Credit Agreement shall mean that document as hereby modified. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
(g)
No Prejudice; No Impairment. This Amendment shall not prejudice, limit, restrict or impair any rights, privileges, powers or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Documents as hereby amended. The Administrative Agent and each Lender reserves, without limitation, all rights which the Administrative Agent and each Lender has now or in the future against any guarantor or endorser of the obligations under the Credit Agreement.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Second Amended and Restated Credit Agreement as of the date first written above.

BORROWER:

MADISON GAS AND ELECTRIC COMPANY

By: Jared J. Bushek

Name: Jared J. Bushek

Title: Vice President - Finance, Chief Information Officer and Treasurer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Jane M. Stava

Name: Jane M. Stava

Title: Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/ Michael J. Haas

Name: Michael J. Haas

Title: Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Kevin S. Murphy

Name: Kevin S. Murphy

Title: Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

SCHEDULE I

LENDERS AND COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$40,500,000
Bank of America, N.A.	$24,750,000
U.S. Bank National Association	$24,750,000
TOTAL	$90,000,000